LORD ABBETT AFFILIATED FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

Lord Abbett Affiliated Fund, Inc. ("we" or the "Fund"), is a mutual fund with four classes of shares. These classes, designated Class A, B, C and P shares, provide investors with different investment options in purchasing shares of the Fund. See "Purchases" for a description of these choices. The Class P shares will be offered to the public for the first time on or about November 10, 1997. Our investment objective is long-term growth of capital and income without excessive fluctuations in market value. We seek to attain our objective by investing in securities selling at reasonable prices in relation to value. We normally invest in large, seasoned companies in sound financial condition, issuing common stocks which are expected to perform above-average with respect to earnings and price appreciation. There can be no assurance that we will achieve our objective. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information". The date of this Prospectus and of the Statement of Additional Information is March 1, 1997, as supplemented on November 10, 1997.

PROSPECTUS
Investors should read and retain this Prospectus for future reference. Shareholder inquiries should be made in writing directly to the Fund or by calling 800-821-5129. You also can make inquiries through your broker-dealer. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

        1       Investment Objective         2

        2       Fee Table                    2

        3       Financial Highlights         3

        4       How We Invest                4

        5       Purchases                    4

        6       Shareholder Services        10

        7       Our Management              11

        8       Dividends, Capital Gains
                Distributions and Taxes     11

        9       Redemptions                 12

        10      Performance                 12

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVE

Our investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2 FEE TABLE

A summary of the Fund's expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                                             CLASS A        CLASS B                       CLASS C                  CLASS P
                                             SHARES         SHARES                        SHARES                   SHARES

SHAREHOLDER TRANSACTION EXPENSES(1)
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Sales Load(2) on Purchases
(See "Purchases")                            5.75%          None                          None                     None

Deferred Sales Load(2) (See "Purchases")     None           5% if shares are redeemed     1% if shares             None
                                                            before 1st anniversary        are redeemed
                                                            of purchase, declining        before 1st anniversary
                                                            to 1% before 6th              of purchase
                                                            anniversary and
                                                            eliminated on and
                                                            after 6th anniversary(3)

ANNUAL FUND OPERATING EXPENSES(4)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (See "Our Management")       0.32%          0.32%                         0.32%                    0.32%
12b-1 Fees (See "Purchases")(1)(2)           0.22%          1.00%                         1.00%                    0.45%
Other Expenses (See "Our Management")        0.13%          0.13%                         0.13%                    0.13%
Total Operating Expenses                     0.67%          1.45%                         1.45%                    0.90%


EXAMPLE:Assume an annual return of 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all distributions, you would have paid the following total expenses, assuming redemption before the end of each time period indicated:

                    1 YEAR      3 YEARS      5 YEARS   10 YEARS
Class A shares       $64           $78          $93     $136
Class B shares       $64           $75          $98     $152
Class C shares       $25           $46          $79     $174
Class P shares        $9           $29          $50     $111

You would pay the following expenses on the same investment, assuming no redemption:

                    1 YEAR      3 YEARS      5 YEARS   10 YEARS
Class A shares       $64           $78         $93      $136
Class B shares       $15           $46         $79      $152
Class C shares       $15           $46         $79      $174
Class P shares        $9           $29         $50      $111

(1)Although the Fund does not, with respect to the Class B, C and P shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 plans applicable to the Class B, C and P shares of the Fund (which pays annually 0.20%, for service, in the case of Class P, and 0.25% for service, in the case of Class B and C and 0.25%, for distribution, in the case of Class P, and 0.75% for distribution, in the case of Class B and C), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to Class A shares which permits the Fund to pay up to 0.50% in total annual fees, half for service and the other half for distribution. The 12b-1 fee for the Class A shares has been restated to reflect estimated current fees under the recently amended Class A 12b-1 plan; the actual 12b-1 fees for such shares for the fiscal year ended October 31, 1996 under the former plan were 0.21%.

(2)Sales "load" is referred to as sales "charge", "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A, B, C and P shares throughout this Prospectus.

(3) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

(4)The annual operating expenses for Class A, B and C shares have been restated from October 31, 1996 fiscal year amounts to reflect current fees. The annual operating expenses for the Class P shares are based on estimated expenses incurred by Class A, B and C shares because Class P shares were not available for purchase prior to the Fund's current fiscal year.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.

3 FINANCIAL HIGHLIGHTS

The following table has been audited by Deloitte & Touche llp, independent public accountants, in connection with their annual audit of the Fund's Financial Statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained on request, and has been included herein in reliance upon their authority as experts in accounting and auditing.

PER CLASS A SHARE+ OPERATING                      YEAR ENDED OCTOBER 31,

PERFORMANCE:                           1996      1995      1994      1993      1992      1991      1990     1989     1988    1987

NET ASSET VALUE, BEGINNING OF YEAR    $11.98     $11.03    $11.26    $10.55    $10.29    $8.91     $10.43   $9.64    $10.44  $11.71
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .30        .32       .31       .31       .38      .40        .44     .46       .46      .51
Net realized and unrealized
gain (loss) on investments              2.23       1.70       .38      1.43       .61     1.92      (1.16)   1.16       .57    (.12)
Total from investment operations        2.53       2.02       .69      1.74       .99     2.32       (.72)   1.62      1.03     .39
DISTRIBUTIONS
Dividends from net investment income    (.30)      (.30)     (.32)     (.35)     (.40)    (.41)      (.44)   (.48)     (.49)   (.52)
Distributions from net realized gain   (1.19)      (.77)     (.60)     (.68)     (.33)    (.53)      (.36)   (.35)    (1.34)  (1.14)
NET ASSET VALUE, END OF YEAR          $13.02     $11.98    $11.03    $11.26    $10.55   $10.29      $8.91  $10.43     $9.64  $10.44
Total Return*                          23.23%     20.46%     6.66%    17.76%    10.36%   28.00%     (7.57)% 18.04%    12.19%   2.84%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
Expenses                                0.66%      0.63%     0.63%     0.63%     0.60%    0.58%      0.50%   0.42%    0.43%    0.37%
Net investment income                   2.61%      2.90%     2.91%     2.95%     3.73%    4.22%      4.37%   4.64%    5.00%    4.18%

                                   CLASS B SHARES            CLASS C SHARES
PER CLASS SHARE OPERATING          AUGUST 1, 1996** TO       AUGUST 1, 1996** TO
PERFORMANCE:                       OCTOBER 31, 1996          OCTOBER 31, 1996

NET ASSET VALUE, BEGINNING OF PERIOD  $11.88                     $11.88
INCOME FROM  INVESTMENT  OPERATIONS
Net  investment  income                  .060                       .062
Net realized and  unrealized
gain on securities                      1.142                      1.130
Total from  investment operations       1.202                      1.192

DISTRIBUTIONS
Dividends from net investment income    (.052)                     (.052)
NET ASSET  VALUE,  END OF PERIOD      $13.03                     $13.02
TOTAL  RETURN*                         10.15%++                   10.07%++

RATIOS/SUPPLEMENTAL  DATA:
RATIOS TO  AVERAGE  NET  ASSETS:
Expenses                                0.34%++                    0.33%++
Net investment income                   0.27%++                    0.25%++

                                                          YEAR ENDED OCTOBER 31,
SUPPLEMENTAL DATA FOR ALL CLASSES:
                             1996      1995      1994      1993      1992      1991      1990      1989       1988       1987
Net assets, end of year (000)$6,100,665$4,964,525$4,229,586$4,174,033$3,680,332$3,565,230$3,032,954$3,550,414 $3,339,427 $3,364,128
PORTFOLIO TURNOVER RATE         47.06%    53.84%    51.48%     45.15%   42.00%    56.38%     31.78%   34.08%     26.95%  43.11%
Average commissions per share
paid on equity transactions     $0.064    $0.063     --        --        --        --          --       --        --         --

     *  Total return does not consider the effects of sales charges.

     ** Commencement of offering Class shares.

     + The Fund had only one class of shares prior to July 12, 1996. That class of shares is now designated Class A shares.

    ++  Not annualized.

        See Notes to Financial Statements.

4 HOW WE INVEST

We believe that long-term investors purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations.

If so, their needs will be best served by a growth investment seeking low fluctuations in market value. For this reason, we try to keep our assets invested in securities which are selling at reasonable prices in relation to value and, thus, we are willing to forgo some opportunities for gains when, in our judgment, they carry excessive risk.

We try to anticipate major changes in the economy and select stocks which we believe will benefit most from these changes. We also look for positive change within market sectors, industries and individual companies.

Normally we invest in large, seasoned companies, in sound financial condition, issuing common stocks (including securities convertible into common stocks) which are expected to perform above average with respect to earnings and price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

We constantly balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. We believe it is important to take a flexible approach and adjust the portfolio to reflect changes in the opportunities for sound investment relative to the risks assumed. Therefore, we sell securities that we judge to be overpriced and reinvest the proceeds in other securities which we believe offer better value.

We may (a) for income and flexibility, write covered call options traded on a national securities exchange with respect to securities in our portfolio, (b) invest up to 10% of our net assets (at the time of investment) in foreign securities and (c) invest in straight bonds or other debt securities, including lower rated, high-yield bonds. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written. We will not invest more than 5% of our net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

The Fund may engage in the lending of its portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets. In such an arrangement, the Fund lends securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized. Such collateral must be maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral is invested in short-term obligations issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service ("Moody's") or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and loss should the borrower of the security fail financially.

We do not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, we may invest in high-quality money market instruments (short-term obligations of banks, corporations or the U.S. Government).

The Fund may invest up to 15% of its net assets in illiquid securities. Securities determined by the Fund's Board of Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A ("Rule 144A") will not be subject to this limit. Under Rule 144A, a qualifying security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investments by the Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities.

We will not change our investment objective or our investment restrictions without shareholder approval. If we determine that our objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, we may make such change by disclosing it in our prospectus.

RISK FACTORS. Securities markets of foreign countries are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded issuers in foreign countries than is generally the case in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities and, accordingly, our net asset value may be significantly affected on days when shareholders do not have access to the Fund.

Convertible bonds and convertible preferred stocks tend to be more volatile than straight bonds but tend to be less volatile and produce more income than their underlying common stocks.

5 PURCHASES

ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES. The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" defined under "Class A Net Asset Value Purchases" below). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.22 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan". Class P shares are available to a limited number of investors who are not necessarily eligible for the other classes of shares offered by this prospectus. See "Buying Class P Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, Lord Abbett Distributor normally will not accept purchase orders (i) for Class B shares of $500,000 or more and for Class C shares of $1,000,000 or more from a single investor or (ii) for Class B or C shares (a) for Retirement Plans with at least 100 eligible employees or (b) for special retirement wrap programs.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

GENERAL

HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Affiliated Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $250. For Invest-A-Matic and Div-Move, the subsequent minimum investment is $50. See "Shareholder Services". For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order.

The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

BUYING CLASS A SHARES. The offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted plus a sales charge as follows.

                    Sales Charge as a         Dealer's
                     Percentage of:          Concession
                                                as a              To Compute
                                    Net       Percentage           Offering
                        Offering    Amount    of Offering       Price, Divide
Size of Investment      Price       Invested   Price              NAV by

Less than $50,000       5.75%        6.10%      5.00%              .9425
$50,000 to $99,999      4.75%        4.99%      4.00%              .9525
$100,000 to $249,999    3.75%        3.90%      3.25%              .9625
$250,000 to $499,999    2.75%        2.83%      2.25%              .9725
$500,000 to $999,999    2.00%        2.04%      1.75%              .9800
$1,000,000 or more       No Sales Charge        1.00%+            1.0000


+Authorized institutions receive concessions on purchases made by a retirement plan, pursuant to a special retirement wrap program or other qualified purchaser within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.


CLASS A SHARE VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett Distributor or the Fund that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Fund with any share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of Lord Abbett Research Fund not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for holdings in GSMMF which are attributable to any shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in any shares of the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class A shares purchased during the period. If not completed, each Class A share purchase will be at the sales charge for the aggregate of the actual share purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

CLASS A SHARE NET ASSET VALUE PURCHASES. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF,
(c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs"), (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund, (f) through Retirement Plans with at least 100 eligible employees, (g) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett Distributor or Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our Class A shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett Distributor may suspend or terminate the purchase option referred to in (g) above at any time. (We plan that on June 1, 1997 the net asset value transfer privileges will be terminated.) and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A

12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

CLASS A RULE 12B-1 PLAN. We have adopted a Class A share Rule 12b-1 plan (the "A Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Fund and (b) to sell Class A shares of the Fund. Under the A Plan, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Directors, the Board, including a majority of the outside directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from our Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% except that the service fee may not exceed 0.15 of 1% in the case of shares sold or attributable to shares sold prior to June 1, 1990 (the "Fee Ceiling").

Under the A Plan, the Board has approved payments by the Fund to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges; (ii) through Retirement Plans with at least 100 eligible employees or (iii) constituting a new sale pursuant to a special retirement wrap program and excluding exchanges into the Fund under such a program. In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a satisfactory program for the promotion of such shares comprising a significant percentage of the Class A assets, with a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions".

Under the A Plan, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under that Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Holders of Class A shares on which the 1% sales distribution fee has been paid may be required to pay to the Fund on behalf of its Class A shares a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (Exceptions are made for: (i) redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions and (ii) redemptions which continue as investments in another fund participating in a special retirement wrap program.) If the Class A shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Fund's Class A shares by the other fund. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.

Anniversary
of the Day on            Contingent Deferred
Which the Purchase       Sales Charge on
Order Was Accepted       Redemptions
                         (As % of Amount
On      Before           Subject to Charge)
        1st              5.0%
1st     2nd              4.0%
2nd     3rd              3.0%
3rd     4th              3.0%
4th     5th              2.0%
5th     6th              1.0%
on or after the          None
6th anniversary

In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.

If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

WAIVER OF CLASS B SALES CHARGES. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.

The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below; (ii) by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with mandatory distributions under 403(b) plans and individual retirement accounts and (iv) in connection with death of the shareholder.

CLASS B RULE 12B-1 PLAN. The Fund has adopted a Class B share Rule 12b-1 plan (the "B Plan") under which the Fund periodically pays Lord Abbett Distributor
(i) an annual service fee of 0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years.

Lord Abbett Distributor uses the service fee to compensate authorized institutions for providing personal services for accounts that hold Class B shares. Those services are primarily similar to those provided under the A Plan, described above.

Lord Abbett Distributor pays an up-front payment to authorized institutions totalling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.

Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Fund or part of all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments which are made to Lord Abbett Distributor by shareholders who redeem their Class B shares within six years of their purchase.

The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Fund is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Directors or shareholders to terminate the B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor undertakes not to make a profit under the B Plan, the B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

AUTOMATIC CONVERSION OF CLASS B SHARES. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1 Plan. The conversion is based on the relative net asset values of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or of a tax ruling described in "Purchases, Redemptions and Shareholder Services" in the Statement of Additional Information.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% will be deducted from the redemption proceeds. That reimbursement charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the Fund to reimburse it, in whole or in part, for the service and distribution fee payments made by the Fund at the time such shares were sold, as described below.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

CLASS C RULE 12B-1 PLAN. The Fund has adopted a Class C share Rule 12b-1 Plan (the "C Plan") under which (except as to certain accounts for which tracking data is not available) the Fund pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1% respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance.

BUYING CLASS P SHARES. Class P shares are currently sold at net asset value to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.

Purchases and redemption of Class P shares will be effected at net asset value by trustees, custodians or employers on behalf of plan participants who will not deal directly with the Fund.

CLASS P RULE 12B-1 PLAN. The Fund has adopted a Class P share Rule 12b-1 Plan (the "P Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class P shareholder accounts and otherwise to encourage those accounts to remain invested in the Fund and (b) to sell Class P shares of the Fund. Under the P Plan, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Directors, the Board, including a majority of the outside directors who are not "interested persons" of the Fund as defined in the Act, is authorized to approve annual fee payments from Class P assets of up to 0.75 of 1% of the average net asset value of such assets consisting of distribution and service fees, at maximum annual rates not exceeding 0.50 and 0.25 of 1%, respectively (the "Fee Ceiling").

The Board of Directors has approved payments from Class P assets to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of 0.20 of 1% of the average daily net asset value of Class P shares serviced by authorized institutions and (2) a distribution fee of up to 0.25 of 1% of the average daily net asset value of Class P shares sold by authorized institutions that have a satisfactory program for the promotion of such shares. Institutions and persons permitted by law to receive such fees are "authorized institutions."

Under the P Plan, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class P shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class P shares. Any such payments are subject to the Fee Ceiling. Any payments under the P Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions. Authorized institutions may receive different compensation with respect to one class of Fund shares over the other.

6 SHAREHOLDER SERVICES

We offer the following shareholder services:

TELEPHONE EXCHANGE PRIVILEGE: Shares of any class may be exchanged without a service charge: (a) for shares of the same class of any other Lord Abbett-sponsored fund except for (i) LAEF, LASF and LARF and (ii) certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds").

You or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct the Fund to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per class share on that day.

Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"): Except for Retirement Plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). For redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account within the same class in any Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($250 initial and $50 subsequent minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

RETIREMENT PLANS: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs and Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.

HOUSEHOLDING: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All correspondence should be directed to Lord Abbett Affiliated Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7 OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $21 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and executive and other personnel, pays the remuneration of our officers and of our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. Mr. W. Thomas Hudson, Jr., Executive Vice President and portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund. Mr. Hudson has been with Lord Abbett since 1982.

We pay Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1996, the fee paid to Lord Abbett as a percentage of average daily net assets was at the annual rate of .32 of 1%. In addition, we pay all expenses not expressly assumed by Lord Abbett. Our Class A, B and C share ratios of expenses, including management fee expenses, to average net assets for the year ended October 31, 1996 with respect to the Class A shares, and for the period August 1, 1996 through October 31, 1996, with respect to the Class B and C shares was .66, .34 and .33 of 1% respectively. We will not hold annual meetings of shareholders unless required to by the Investment Company Act of 1940, the Board of Directors or the shareholders with one-quarter of the outstanding stock entitled to vote. See the Statement of Additional Information for more details.

THE FUND. The Fund is a diversified open-end management investment company incorporated under Maryland law on November 26, 1975. Its Class A, B, C and P shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses.

8 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Our net investment income is paid to shareholders in February, May, August and November as dividends. Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the quarterly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date.

Supplemental dividends also may be paid on or about December 31. A long-term capital gains distribution is made if we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made in November and may be taken in cash or reinvested in more shares at net asset value without a sales charge.

Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by the Fund as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains of individuals and corporations are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation has been proposed that would have the effect of reducing the federal income tax rate on capital gains.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

9 REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited redemption procedures described above to redeem shares directly, send your request to Lord Abbett Affiliated Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares as of the date the redemption order was received in proper form. Payment will be made within three days. The Fund may suspend the right to redeem shares for not more than seven days or longer under unusual circumstances as permitted by Federal law. If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest, into another account having the identical registration, in any of the Eligible Funds at the then applicable net asset value (i) without the payment of a front-end sales charge or (ii) with reimbursement for the payment of any CDSC. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to 30 days' prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 20 shares.

10 PERFORMANCE

The Fund ended its fiscal year on October 31, 1996 with net asset values of $13.02 per share for Class A shares, $13.03 per share for Class B shares and $13.02 per share for Class C shares, respectively. Assuming reinvestment of both the capital gains distribution and dividends, the Fund produced a total return of 23.23%, 10.15% and 10.07% for Class A, B and C shares, respectively.

In the past year, stock market averages climbed to new heights, against a background of modest economic growth, low inflation and volatile interest rates. The strong performance of the Fund can be attributed to several factors. We established an important position in the technology sector early in the year and used the market correction in June and July to add to these holdings at attractive prices. Additionally, holdings in consumer non-durables, such as food, pharmaceutical, household products and agriculture stocks, were steadily increased during the year and performed well.

YIELD AND TOTAL RETURN. Yield and total return data may, from time to time, be included in advertisements about the Fund. Each class of shares calculates its "yield" by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

See "Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of the Fund's total return and yield.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY THE FUND AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

The performance of the Class A shares which is shown in the comparison below will be greater than or less than that shown below for Class B, C and P shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.

Comparison of change in value of a $10,000 investment in Class A shares in the Fund, assuming reinvestment of all dividends and distributions and the unmanaged Standard & Poor's 500 Index.


               The                   The
               Fund at             Fund at
               Net Asset      Maximum Offering         S&P 500
Date            Value              Price               Index
10/31/86       $10000              $ 9452             $10000
10/31/87        10284                9753              10640
10/31/88        11538               11002              12225
10/31/89        13619               13593              15437
10/31/90        12588               12882              14287
10/31/91        16112               15716              19067
10/31/92        17781               17663              20962
10/31/93        20940               19997              24063
10/31/94        22335               20808              24991
10/31/95        26906               27405              31591
10/31/96        33154               31258              39174



Average Annual Total Return
for Class A Shares(3)
1 Year  5 Years 10 Years
16.10%  14.16%  12.07%


Average Annual Total Return
for Class B Shares(4)
   Life of Class
 (8/1/96-10/31/96)
       4.70%


Average Annual Total Return
for Class C Shares(5)
    Life of Class
   (8/1/96-10/31/96)
        9.00%



(1) Data reflects the deduction of the maximum initial sales charge of 5.75% applicable to Class A shares.

(2) Performance numbers for the unmanaged Standard & Poor's 500 Index do not reflect transaction costs or management fees. An investor cannot invest directly in the Standard & Poor's 500 Index.

(3) Total return is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1996 using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on 8/1/96; performance numbers are not annualized. Performance reflects the deduction of a 5% CDSC.

(5) The Class C shares were first offered on 8/1/96; performance numbers are not annualized. Performance reflects the deduction of a 1% CDSC.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

Printed in the U.S.A.

LAA-1-1097

(11/97)

PROSPECTUS '97

MARCH 1, 1997                                APPLICATION INSIDE
AS SUPPLEMENTED NOVEMBER 10, 1997

Lord Abbett
Affiliated
Fund

      SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF LORD ABBETT
                   AFFILIATED FUND, INC. DATED MARCH 1, 1997.


Pension Class Rule 12b-1 Plan. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for the Pension Class (the "Pension Plan"). In adopting the Pension Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that the Pension Plan will benefit the Class and its shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow the Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. The Pension Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Pension Plan and the purposes for which such expenditures were made. The Pension Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Pension Plan or in any agreements related to the Pension Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. The Pension Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.


SUPPLEMENT EFFECTIVE DATE: NOVEMBER 10, 1997